CENTURION T.A.A. FUND, INC.
11545 WEST BERNARDO COURT, #100
SAN DIEGO, CALIFORNIA 92127

1996  Annual Report


As yoU may recall our investment posture for 1996 was based on our belief that the market was over valued and therefore we would follow a cautionary position, including maintaining significant cash reserves and hedges. Even though the market did not correct in 1996, we believe more so now in the overvaluation theory, as you may have noticed in the papers does Mr. Greenspan. Notwithstanding that our investment approach was geared for a market correction, which has not happened yet, the results for the year were gratifying in some ways even though your Fund earned a lower return than those of major indexes. The Fund's return for the first six months and for the year ended December 31, 1996 was 8.7% and 5.1%, respectively. During the first six months of 1996 the market was very volatile and our investment approach resulted in a return for your Fund of 8.7%. In fact, in mid-July 1996, the DJII actually dropped one day so that it was the same as the beginning of the year while your Fund was up 9% for the year on that date. However, during the second half of the year when approximatley 30% of the portfolio was in cash and commerical paper, the market made a major increase. During 1996 the larger-capitalization stocks had the greater return and accounted for most of the increase in the indexes. Our studies (see the chart of the 1996 NASDAQ Returns By Decile) show that the return declines almost in direct proportion from larger capitalization stocks to small capitalization stocks. The Fund's portfolio was more heavily weighted in small to mid-capitalization stocks and, therefore last year the Fund did not benefit from the market's bias toward larger-capitalization stocks.

<CHART>


Despite the fact that some major market indices showed impressive gains, the majority of the gains were the result of a few select stocks. For 1996, the NASDAQ composite was up 21.95%. Although this gain appears spectacular, 79% of the total was due to the following four stocks: Intel, Microsoft, Oracle and Cisco Systems. Without these four stocks, the balance of the NASDAQ was up only 4.55%. To a typical investor, these market indices can be very deceiving. As indicated above, an investor's portfolio may have had 100% exposure to NASDAQ stocks but only been up 4.55%.

Significant progress has been made in increasing the size of the Fund from $4,370,000 at December 31, 1995 to $9,694,123 at December 31, 1996. At the
shareholders meeting on August 6, 1996, a multi-class share arrangement was approved which should provide the impetus for continued sales of the Fund shares. We beleive that the increased size will benefit the shareholders in the future by reducing the expense ratio and allowing for more portfolio diversification.

MARKET PERSPECTIVE

In the last quarter of 1996, the economy strengthened while inflation remained subdued. Although ecomonic growth is the best environment for profits, we expect 1996's fourth quarter corporate earnings to be flat versus 1995.
Going into 1997, what are the hurdles for corporate profits? Poor pricing power and less room to shed interest and labor costs are the greatest concerns. While most likely everyone is impressed with American Management's commitment to the bottom line, their cost cutting strategies they have been pursuing cannot be extended indefinitely. Inevitably the Federal Reserve will raise interest rates. When will rates start to go up and by how much? The
Federal Reserve has been looking at classic signals of bottlenecks in both goods and labor markets. (History will never forgive Greenspan if he lets the wage genie out of the bottle). Additionally, in response to worldwide ecomonic expansion, stronger demand for commodities may contribute to some inflation in metals, energy, paper and chemicals. However, in order to sustain our current inflation level over the long-term, a recession may have to occur next year.

When the Federal Reserve initiates the first interest rate hike, the markets may perceive many more rate hikes to follow. Therefore, equity prices could be bid down since equities tend to be less attractive in a rising short-term interest rate environment. In addition, a higher federal funds rate may raise banks' funding costs, thereby acceleratng banks' credit tightening, bringing forward the unwinding of consumer leverage. The worry over the long-term is that Fed tightening could trigger an abrupt pullback. Specifically, the vast majority of investors are not anticipating a "1997 downturn" in the ecomony. However, this type of risk increases when leverage is present, and the house-hold sector is leveraged in both consumer debt, now at $64 trillion, is growing at an annual rate that is two time larger than wages. Essentially, this means that for every $1 that household incomes rise, Americans are spending $1.10." (Donaldson, Lufkin, & Jenrette, Dec. 20, 1996)

Besides looking at next year's overall economy, it is important to review the overall makeup of the market indices. Actually, some of our very popular market averages have had small increases for the year 1996.

As an investor, it is very important to keep in perspective your long-term goals and frequently review your tolerance for risk. Although it is tempting to look at the overall market returns and perhaps decide to increase your level of risk, it is equally important to review your initial goals, compare your returns to the type of funds that you have chosen, and then calculate your risk tolerance level.

It is hard to dispute the wisdom of diversificiation. In the investment world, the economy's ups and downs, political developments and shifting interest rates mean different things for different portfolios. To a performance and risk covering many asset classes, your investments will compliment one another. Although your returns may lag in a straight up market, a diversified portfolio spreads the risk and opportunity over several markets and investment stratagies, such as equity, cash, fixed income, etc.

The Fund may hold three classes of financial assets in its allocation strategy: stocks, bonds and cash reserves. Because we believe there continues to be a substantial risk of market correction (and, in general, a significant drop in market prices), we expect to continue the Fund's cautionary positions which include maintaining significant cash reserves.

IN SUMMARY

The U.S. stock market has been rising uninterrupted for nearly seven years, and has gone the longest period in history without a 10% downward correction. The risk of investing in stocks is higher now than ever. We believe that there will be a correction. However, we believe that you should continue to be invested in a flexible fund, such as your Fund, with the flexibility to alter the portfolio according to market conditions in order to decrease market volatility.

Jack K. Heilbron				Kenneth W. Elsberry
Chief Executive Officer			President
Chief Investment Officer		Chief Financial Officer

TEN LARGEST HOLDINGS (% OF NET ASSESTS)

								1/1/97

Occidental Petroleum					2.41%
Westinghouse						2.05%
Noble Drilling						2.05%
Hershery Creamery						1.95%
Rockshox							1.94%
First National Bank of Anchorage			1.72%
Indochina Gold						1.21%
Pier One							1.09%
National Bancorp of Alaska				1.06%
Navistar							1.04%



SECTOR DIVERSIFICATION (% OF NET ASSETS)

								1/1/97

Commerical Paper						17.50%
Cash 								11.34%
Mining & Precious Metals				 8.94%
Energy							 6.42%
Retail-Specialty						 5.01%
Real Estate							 4.98%
Restaurants							 3.59%
Auto & Auto Parts						 3.45%
Consumer Durables						 3.40%
Home Building						 2.80%
Finance/Regional Banking				 2.79%
Consumer/Defensive					 2.73%

CENTURION T.A..A. FUND, INC.
STATEMENT OF INVESTMENT SECURITIES
December 31, 1996
(Audited)				CENTURION TAA FUND

Shares or						              % OF
Principal						              Net			   	                   Market
Amount		Description			       Assets         COST (a)	     PRICE	Value (b)

       COMMON STOCKS				     64.19%


	AEROSPACE						0.44%
1000 	SUNDSTRAND 									$,39,935 		$,42,500

													39,935 			42,500
	AUTO AND AUTO PARTS				3.45%
1000 	ECHLIN										  32,195 		31,750
2500 	FEDERAL MOGUL								  47,838 	(d)	55,000
500 	GENUINE PARTS								  22,863 		22,250
3000 	MODINE MANUFACTURING							  83,625 		80,250
11100 	NAVISTAR INTERNATIONAL							125,680 	(d)	101,288 	(e)
1500 	STEWART & STEVENSON SERVICES					              36,638 		43,688

													348,838 		334,226
	BICYCLES						1.94%
13000 	ROCKSHOX									171,875 		188,500 	(e)

													171,875 		188,500
	BIOTECHNOLOGY					1.48%
2200 	CELGENE									17,573 		(d)	24,475 		(e)
3000 	COR THERAPEUTICS								29,400 		(d)	29,625 		(e)
1000 	CYGNUS									16,560 		(d)	14,500 		(e)
10000 	NEOTHERAPEUTICS								50,825 			41,250 		(e)
2000 	SEPRACOR									32,320 		(d)	33,250 		(e)

													146,678 		143,100
	CHEMICALS						0.97%
2873 	CROMPTON & KNOWLES							46,275 		(d)	55,305
2200 	MILLENNIUM CHEM								46,330 			39,050 		(e)

													92,605 			94,355
	COMPUTER AND RELATED				1.69%
2720 	ANACOMP									26,090 			23,120 		(e)
1000 	INGRAM MICRO								21,695	 		23,000 		(e)
500 	INTEL										67,040 			65,469
3200 	S3 INC										43,200 			52,000	 	(e)

													158,025 		163,589
	COMMUNICATIONS					1.06%
3000 	FRONTIER									62,400 		(d)	67,875
2500 	BEL FUSE									32,288 			35,313 		(e)

													94,688 			103,188
	COMPUTER/SOFTWARE				1.14%
5000 	DIGITAL SOLUTIONS								23,125 			17,188 		(e)
3000 	HNC SOFTWARE								108,920 	(d)	93,750	 	(e)

													132,045 		110,938

	CONSUMER SERVICE					0.19%
400 	FIRST VIRTUAL									3,600 			3,600 		(e)
1000 	OLSTEN									14,675 			15,125

      													18,275 			18,725
	CONSUMER/DEFENSIVE				2.73%
1000 	BEATRICE (TLC)								61,000 			27,000
1200 	CERVECERIA UNIDAS								19,385 			19,350
100 	HERSHEY CREAMERY								180,000 		189,250
1000 	PEPSICO									31,070 			29,375	 	(e)

													291,455 		264,975
	CONSUMBER/DURABLES				3.40%
3000 	BLACK & DECKER								100,170 	(d)	90,375
1000 	CHART INDUSTRIES								16,935 			17,125
500 	LANCASTER COLONY								21,170 			23,000
10000 	WESTINGHOUSE ELECTRIC							187,750 	(d)	198,750

													326,025 		329,250
	ENERGY						6.42%
4000 	BASIN EXPLORATION								27,500 			25,000 		(e)
3000 	GLOBAL MARINE								50,370 		(d)	61,875 		(e)
10000 	NOBLE DRILLING								146,550 	(d)	198,750 	(e)
10000 	OCCIDENTAL PETEROLEUM							241,550 	(d)	233,750
13000 	PEASE OIL AND GAS								23,663 			39,407 		(e)
2020 	ULTRA DIAMOND SHAMROCK							57,755 		(d)	63,883 		(e)

													547,388 		622,665
	ENVIRONMENTAL					1.73%
6000 	MOLTEN METAL TECHNOLOGIES						102,175 	(d)	70,500 		(e)
1400 	SAFETY-KLEEN								24,570	 		22,925
10000 	TRC COMPANIES INC.								47,700 			45,000 		(e)
900 	WMX TECH									30,983 			29,250

													205,428 		167,675
	FINANCE/REGIONAL BANKING				2.79%
100 	FIRST NATIONAL BANK ANCHORAGE						154,250 		167,500
1500 	NATIONAL BANCORP ALASKA							93,425	 		102,750

													247,675 		270,250
	GAMING						0.91%
2000 	AZITAR										13,850	 		14,250 		(e)
1700 	INTERNATIONAL GAME TECHNOLOGY						33,235 		(d)	31,025
1000 	ITT CORP									42,435 			43,375 		(e)

													89,520 			88,650

	HEALTHCARE/MEDICAL				1.57%
2500 	CAPSTONE PHARMACY							29,163	 	(d)	28,438 		(e)
2000 	CARDIAC PATHWAYS								22,250 			23,750 		(e)
3400 	MARINER HEALTH GROUP							46,085 		(d)	28,475	 	(e)
900 	MERCK										56,970	 	(d)	71,550

													154,468 		152,213
	HOME BUILDING					2.80%
2000 	CAVCO IND									41,250 			51,500 		(e)
300 	CENTEX CORP									10,005 			11,288
2000 	CHAMPION ENT								40,350 			39,000 		(e)
1700 	CROSSMANN COMM								30,255 			28,900 		(e)
3300 	FALCON BUILDING								41,400 			48,675 		(e)
2000 	OAKWOOD HOMES								42,600 		(d)	45,750
4000 	SOUTHERN ENERGY HOMES							56,000 			46,000 		(e)

													261,860 		271,113
	INDUSTRIAL/STEEL					0.39%
4300 	BETHLEHEM STEEL								45,322 			38,163 		(e)

													45,322 			38,163
	INSURANCE						0.10%
500 	HIGHLANDS INSURANCE							10,428 			10,125	 	(e)

													10,428	 		10,125
	MANUFACTURING/TOYS				0.58%
4000 	GALOOB									69,700 			56,500 		(e)

      													69,700 			56,500
	MINING AND PRECIOUS METALS			8.94%
1500 	AEGNICO EAGLE MINES							20,700 			21,000
2400 	ALTA GOLD									9,390 			8,476 		(e)
10000 	AMAX GOLD									57,700 			63,750 		(e)
3000 	BARRICK GOLD								85,985 		(d)	86,250
6200 	BEMA GOLD									37,653 			36,813 		(e)
1000 	CAMBIOR									15,310 			14,625
1000 	COEUR D'ALENE MINES							15,560 			15,125
1200 	ECHO BAY MINES								10,050 			7,950
1000 	FRANCO NEVADA MNG (CN)							39,610 			45,790
300 	FREEPORT COP & GOLD							10,690 			8,963
300 	GETCHELL GOLD								13,240 			11,513 		(e)
1400 	GLAMIS GOLD									10,935 			9,800 		(e)
1100 	GOLDEN STAR RES								20,965 			14,300 		(e)
4000 	HECLA MINING									23,660 			22,500 		(e)
6300 	HOMESTAKE MINING								109,203 	(d)	89,775
10000 	INDOCHINA GOLD         (CN)							71,500	 		117,500 	(e)
3900 	KINROSS GOLD								28,293 			27,788 		(e)
2000 	NEWMONT GOLD								102,005 		87,500
300 	NEWMONT MINING								14,103	 		13,425
1000 	PEGASUS GOLD								10,310 			7,563 		(e)
1000 	REYNOLDS METALS								56,925 			56,375
1400 	ROYAL GOLD									19,593 			18,725 		(e)
5800 	ROYAL OAK MINES								22,238 			18,850 		(e)
1800 	SANTA FE GOLD								21,455 			27,675 		(e)
13800 	SUNSHINE MINING								17,390 			12,938 		(e)
2800 	TVX GOLD									21,100 			21,700 		(e)

													865,560 		866,669
	PACKAGING AND CONTAINERS			1.91%
9000 	GAYLORD CONTAINER								66,263 			55,125 		(e)
1000 	INTERNATIONAL PAPER							40,185 			40,500
2000 	SPECIALTY PAPER BOARD							38,350 			40,000 		(e)
700 	TEMPLE-INLAND								37,849 			37,888
240 	UNION CAMP CORP								11,845 			11,460

													194,492	 		184,973
	PUBLISHING						0.29%
2500 	GOLDEN BOOKS FAMILY ENTERTAINMENT					28,850 			27,813 		(e)

													28,850 			27,813
	REAL ESTATE	4.98%
1400 	AMLI RESIDENTIAL PROPERTIES						28,580	 		32,725
1600 	APARTMENT INVESTMENT							30,080 			45,200
2100 	BRADLEY RE									31,648 			37,800
1300 	CBL & ASSOC									29,640 			33,638
1000 	DUKE REALTY									29,305 			38,500
500 	LIBERTY PROPERTIES								9,915 			12,875
1200 	MID-AMERICA APARTMENT							30,060 			34,650
5000 	PRIME RETAIL									60,313 			62,500
1000 	RECKSON ASSOC REALTY							33,070 			42,250
2500 	UNITED DOMINION REALTY							34,813 			38,750
2600 	US RESTAURANT PROP							59,141 			72,150
1800 	WASHINGTON REIT								28,665 			31,500

													405,229 			482,538
	RESTAURANTS						3.59%
2500 	APPLE SOUTH									33,850 			33,750
2500 	FOODMAKER									17,906 			22,187 		(e)
3000 	LANDRY'S SEAFOOD								60,875 			64,125 		(e)
5000 	NPC  INTERNATIONAL								47,500 			41,250 		(e)
3900 	ROCK BOTTOM									58,413 			40,462 		(e)
5000 	RYAN FAMILY STEAKHOUSE							38,325 			34,375 		(e)
1500 	SBARRO									37,778 			38,250
1641 	SHONEY'S									13,207 			11,487 		(e)
5000 	TPI ENTERPRISES								543 			469 		(e)
3000 	WENDY'S  INTERNATIONAL							55,680 			61,500

      													364,076 			347,855
	RETAIL-SPECIALTY						5.01%
2000 	BROWN GROUP								45,245 			36,750
500 	DONNA KARAN INTERNATIONAL						7,165 			7,062 		(e)
1000 	J.C. PENNY									52,824 			48,750
3000 	OFFICE DEPOT									58,650 		(d)	54,000 		(e)
6000 	PIER ONE IMPORTS								91,050 		(d)	105,750
1000 	QUALITY FOOD CENTERS							34,050 			33,750 		(e)
4000 	QUIKSILVER                               (f)						82,000 			85,500 		(e)
5000 	WEST COAST ENTERTAINMENT						44,375	 		43,750 		(e)
1500 	WHOLEFOODS MARKET							33,050 			33,750 		(e)
1000 	WILLIAMS-SONOMA								30,810	 	(d)	36,375 		(e)

													479,219 			485,437
	TRANSPORTATION/TRUCKING					1.93%
1350 	HEARTLAND EXPRESS								25,763 			32,906 		(e)
1300 	MS CARRIER									27,300 			20,800 		(e)
2800 	SMITHWAY MOTOR								25,200 			22,750 		(e)
2000 	SWIFT TRANS									37,250 			47,000 		(e)
3500 	WERNER ENTERPRISES							60,425 			63,438

													175,938 			186,894
	UTILITIES	1.75%
500 	AMERICAN ELECTRIC POWER							20,800 			20,562
900 	BOSTON EDISON								21,690 			24,187
600 	CMS ENERGY									19,167 			20,175
650 	DTE CORP									19,240 			21,044
400 	FPL GROUP									18,440 			18,400
600 	HAWAIIAN ELECTRIC								21,285 			21,675
800 	IPALCO ENTERPRISE								21,680 			21,800
200 	NORTHEAST UTILITY								2,656 			2,650
800 	TECO ENERGY									19,580 			19,300

													164,538 			169,793

	     TOTAL COMMON STOCKS					64.19%		6,130,130 	6,130,130 	6,222,672 	6,222,672

	PREFERRED STOCKS						0.63%
6000 	TYCO TOYS -  PFD								34,110 			60,750

	     TOTAL PREFERRED STOCKS								34,110 			60,750

	OPTIONS AND WARRANTS					7.56%
2000 	ADTRAN, FEB, 45, Puts								21,189 			13,375
2000 	ADVANCE TECH, APR, 35, Puts						12,064 			12,250
2000 	ADVANTA, APR, 50, Puts							13,814 			16,000
1500 	ARMSTRNG WLD, MAR, 55, Calls						22,741 			21,562
5000 	ASM LITHO, APR, 40, Puts(BEAR)						37,653 			10,312
1000 	BIOTECH INDEX, APR, 140, Puts						14,919 			8,375
5000 	C-CUBE, FEB, 40, Puts (B. STRN)						45,775 			30,000
12000 	CABLETRON, JAN(98), 60, P (B/S) 						48,207 			49,500
2000 	CANADIAN PACIFIC, APR, 20, Calls						11,064 			13,500
2000 	COHERENT INC, FEB, 35, Puts							8,814 			1,750
2000 	DEERE, MAR, 35, Calls								12,564 			12,375
3000 	EXABYTE, FEB, 15, Puts(J)							7,590 			5,812
2000 	GARTNER GRP, APR, 35, Puts							15,814 			6,625
2500 	GEOWORKS, MAY, 25, Puts							18,199	 		12,031
1000 	GOLD/SILVER INDEX, JAN,(98), Calls						22,919 			21,000
2000 	HEARTPORT, APR, 22.5, Calls							9,564 			7,250
2000 	INGERSOLL-RAND, MAR, 40, Calls						11,064 			10,500
500 	INTEL, JAN, 150, (99) Puts							14,534 			15,500
2000 	MEAD, APR, 50, Calls								17,814 			18,000
1500 	MEDTRONIC, MAY, 55, Calls							22,929 			21,000
10000 	MICRON,  JAN, 35, Puts							51,550 			60,000
7000 	MOTOROLA, APR, 55, Puts (B/S)						46,585 			11,812
2000 	NATURE'S SUNSHINE, MAR, 25, Puts						9,064 			13,750
1000 	OEX, FEB, 720, Puts								20,794 			19,500
1000 	OEX, JAN, 660, Puts								13,544 			1,437
1000 	OEX, JAN, 670, Puts								13,794 			2,125
1500 	PAGING NETWORK, MAR, 22.5, Puts						7,357 			10,875
8000 	PAIRGAIN, APR, 35, Puts 							54,620 			59,500
2500 	PETSMART, MAY, 22.5, Calls							13,511 			7,031
2000 	QUALCOM, APR, 45, Puts							21,314 			15,250
2500 	ROTEC MED, MAR, 17.5, Puts							9,449 			1,406
3200 	S-3, JAN, 25, Puts								15,288 			28,000
1000 	SEMICNDCTR, MAR, 205, Puts							18,794 			4,813
3500 	STONE CON, MAR, 12.5, Calls 							12,373	 		9,406
2500 	STRUCTURAL DYN, MAY, 25, Puts						18,199 			15,000
26900 	SUNSHINE MINING -  WARRANTS						23,672 			8,406
2000 	TELCOM NEW ZEALAND, MAR, 80, Calls					15,314 			7,625
2500 	TRIMBLE NAV, JUN, 10, Calls							8,199 			7,344
5000 	TRIQUINT, MAY, 30, Puts 							56,400 			33,437
2000 	US SATELLITE BROADCAST,JUN, 10, Calls					8,314 			4,750
5000 	VANGUARD CEL, MAR, 17.5, Puts						11,463 			12,187
10000 	VITEL, JUL, 7 1/2, Calls 								34,050 			33,750
4000 	WESTERN NATIONAL, APR, 15, Calls						14,620 			17,500
2500 	WYLE ELECTRONICS, MAR, 35, Puts						14,761 			2,500
1500 	YORK INTERNATIONAL, FEB, 45, Calls						10,544	 		16,687
7500 	ZITEL, JAN, 55, Calls								35,850 			22,500

	     TOTAL OPTIONS AND WARRANTS						948,639 		733,308

	FIXED INCOME SECURITIES

	CORPORATE BONDS						2.44%
200 	FOODMAKER CORP, 9.25%, DUE  9/25/99					199,251 		204,160
1.199 	MTN STS GTY MTG 1-G, 9.4%, DUE 8/1/18					1,242 			1,273
25 	NOVA CARE,  5.5%, DUE 1/15/00						25,000 			22,875
20 	TIME WARNER, 0%, DUE 6/22/13						8,680 			8,600

											234,173 		236,908
	U.S. GOVERNMENT AND AGENCY BONDS			0.99%
2.032 	FHLMC 1294 A, 6.5%, DUE 4/15/21						1,729 			2,028
75.784 	FNMA 61G, 7.0%, DUE 1/1/01							75,432 			76,163
21.948 	FNMA G93-40 ZC, 6.5%, DUE 12/25/23						18,768 			18,087

											95,929 			96,278
	COMMERCIAL PAPER	17.50%
600 	FORD MOTOR CP, DUE 1/19/97							598,822 		598,822
350 	GE CREDIT CORPC, CP, DUE 1/2/97						349,950 		349,950
400 	IBM CREDIT, CP, DUE 1/16/97							399,103 		399,103
350 	TEXACO, CP, DUE 1/23/97							348,834 		348,834

											1,696,709 		1,696,709

 	TOTAL INVESTMENTS								$,9,139,690 		9,046,625

	COVERED CALL OPTIONS WRITTEN				-1.46%					-141,932

	SECURITIES SOLD SHORT					-3.19%					-309,407

	EXCESS OF CASH AND OTHER
	     ASSETS OVER LIABILITIES					11.34%					1,098,837

	NET ASSETS							100.00%				$,9,694,123


	NOTES:
	  (a)  Also represents cost for federal income tax purposes
	  (b)  See Note 1 of Notes to Financial Statements
	  (c)  Total unrealized appreciation on investments consists of gross unrealized gains
	          of $514,718 and gross unrealized losses of $607,784
	  (d)  Call options have been written against these positions
	  (e)  Non-income producing securities
	  (f)   Security is segregated as collateral for securities sold short against the box.


	CENTURION T.A.A. FUND, INC.
	STATEMENT OF COVERED CALL OPTIONS WRITTEN
	December 31, 1996


Shares
Subject			Premium		Market
to Call	Stock/Expiration date/Exercise price		Received		Value

2500 	BARRICK GOLD, JAN, 30, Calls			$,5,249 			$,938
1000 	BLACK & DECK, FEB, 40, Calls			3,456 			125
2000 	BLACK & DECK, MAY, 35, Calls		2,811 			2,000
1000 	CAPSTONE PHAR, JAN, 12.5, Calls		281 			188
800 	CELEGENE, JAN, 12 1/2, Calls			1,060 			200
2000 	CROMPTON & KNOWLES, FEB, 17 1/2, Calls	1,811 			3,625
3000 	COR THERAPEUTICS, JAN, 10, Calls		1,604 			1,875
1000 	CYGNUS, JAN, 17.5, Calls			581 			250
1000 	DIAMOND SHAMROCK, JAN, 35,Calls		2,394 			125
2500 	FEDERAL MOGUL,JAN, 20,Calls		3,996 			5,156
3000 	FRONTIER, APR, 22.5, Calls			5,354 			6,750
3000 	GLOBAL MARINE, JAN, 17 1/2, Calls		3,854 			9,375
1000 	HNC SOFT, APR, 30, Calls			5,331 			5,875
1000 	HNC SOFT, JAN, 40, Calls			6,370 			125
1000 	HNC SOFT, JAN, 45, Calls			4,081 			125
2000 	HOMESTAKE MINING, JAN, 20, Calls		3,818	 		125
1700 	INTL GAMING TECH, JAN, 22.5, Calls		1,005 			106
1000 	MARINER HEALTH, FEB, 10, Calls		720 			250
900 	MERCK, JAN, 75, Calls				3,219 			4,500
2500 	MOLTEN METAL, APR, 17.5, Calls		4,278 			1,406
1000 	MOLTEN METAL, JAN, 17.5, Calls		1,519 			125
10000 	NAVISTAR, JAN,10,Calls			4,821 			1,250
10000 	NOBLE DRILL, MAR, 15, Calls			13,446 			48,750
2000 	OAKWOOD HOMES, MAR, 22.5, Calls		3,561 			4,250
3000 	OFFICE DEPOT, APR, 20, Calls			5,166	 		3,188
10000 	OXY PETROLEUM, FEB, 25, Calls		9,075 			2,500
6000 	PIER ONE, MAR, 15, Calls			10,695 			17,250
2000 	SEPRACOR, APR, 17.5, Calls			3,186 			3,625
10000 	WESTINGHOUSE, APR, 20, Calls		12,200	 		13,750
1000 	WILLIAMS-SONOMA, FEB, 35, Calls		2,956 			4,125

							$,127,902		$,141,932


	CENTURION T.A.A. FUND, INC.
	STATEMENT OF SECURITIES SOLD SHORT
	December 31, 1996

	 					Proceeds		Market
Shares	Description				Received		Value

	COMMON STOCK
4000 	QUIKSILVER, short against box		$,95,750 		$,85,500
7000 	TEMPLETON RUSSIA			147,083 		154,000

	OPTIONS
3000 	MICRON, JAN, 30, Puts			7,222 			6,000
2500 	TRIMBLE NAV, MAR, 12.5, Calls	2,583 			2,656
2500 	TRIQUINT, FEB, 15, Puts		2,737 			313
10000 	VITEL, JUL, 12 1/2, Calls		10,950 			9,375
7500 	ZITEL, JAN, 45, Calls			54,150 			51,563

						$,320,475		$,309,407



CENTURION T.A.A. FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996

ASSETS

Investments in Securities, at value,
(identified cost $9,139,690)                      $9,046,625

Cash                                                 566,578
Receivables:
   Dividends                                           3,169
   Interest                                            7,910
   Investment Securities Sold                        491,028
Prepaid Expenses                                       6,008
Deposit on short sales					     389,981

	TOTAL ASSETS                               $10,511,299


LIABILITIES

Covered Call Options Written, at market value,
(premiums received $127,902)                       $,141,932
Securities sold short
(proceeds received $320,475)			           309,407
Payables:
 Accounts Payable                                     52,785
 Investment Securities Purchased                     313,052

      TOTAL LIABILITIES                              817,176

NET ASSETS 							  $9,694,123

Class C:
Net asset value and offering price per share
($7,855,190 divided by 2,241,074 shares
outstanding)							 $3.51
Class D:
Net asset value and offering price per share
($1,838,933 divided by 524,405 shares
outstanding)							 $3.51




The accompanying notes are an integral part of the financial statements.

CENTURION T.A.A FUND, INC.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT REVENUE

Dividends          		            	       	$ 53,631
Interest                      			        	 109,885

Total Investment  Revenue                 		  	 163,516

EXPENSES

Investment Advisory Fees  	       		$,60,766
Distributuion expenses 			              59,587
Registration and filing fees	                    36,622
Fund accounting fees(Note 4)                      18,000
Custodian fees and expenses                       12,713
Audit fees and expenses                            6,345
Directors fees and expenses                        4,186
Transfer agent fees                                3,417
Insurance                                          2,058
Other expenses                                     7,892

Total Expenses                             	 211,586

Fees and Expenses Absorbed by Investment Advisor 	 0

Net Expenses                                            	211,586

Net Investment Income (Loss)                 			(48,070)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT SECURITIES

Net Realized Gain from Securities Transactions           264,245
Net change in unrealized depreciation of investments    (106,453)
Net change in unrealized appreciation of
securities sold short                                     11,068
Net change in unrealized appreciation of call options
written                                                   (8,727)

Net realized gain and unrealized depreciation of
investments								   160,133

Net increase in net assets from operations              $112,063



The accompanying notes are  an integral part of the financial statements.

CENTURION T.A.A. FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996 AND
THE YEAR ENDED DECEMBER 31, 1995

                                                  December 31,           December 31,
                                                  1996                   1995
OPERATIONS

Net Investment income (loss)                        -$  48,070            $    3,638
Net Realized Gain from Securities Transactions         264,245             -  62,931
Net change in unrealized appreciation (depreciation)
of investment				                  -106,453               110,721
Net change in unrealized appreciation of securities
sold short                                              11,068                     0
Net change in unrealized depreciation of investments
of covered call options written                         -8,727                -3,616

Net Increase (Decrease) in Net Assets from Operations  112,063                47,812

Class C:
Distribution to shareholders
 Ordinary income dividend ($0.0024 per share)           -3,637                     0

CAPITAL SHARE TRANSACTIONS:(NOTE 5)
Increase from capital shares sold                    6,424,359             4,283,465
Increase from capital shares reinvested                  3,597                     0
Decrease from capital shares repurchased            (1,212,546)             (413,054)

Net increase from capital share transactions         5,215,410              3,870,411

Total increase in net assets                         5,323,836              3,918,223


NET ASSETS
Beginning of Period                                  4,370,287                452,064

End of period (includes no undistributed investment
income)                                              9,694,123              4,370,287



The accompanying notes are an integral part of the financial statements.


CENTURION T.A.A. FUND, INC.
NOTES TO  FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Fund commenced operations in January 1982. At the shareholder meeting on December 20, 1994, the shareholders voted to change the name of the fund to Centurion T.A.A. Fund, Inc. ("Fund") from Excel Value Fund, Inc. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The objective of the Fund is to achieve long-term investment return, including both capital appreciation and current income, consistent with reasonable risk.

	At the shareholder meeting on August 6, 1996, the shareholders approved the Fund to offer Class A, Class B, Class C and Class D shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund allocated on a prorata bases to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differ in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

	The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Portfolio Valuation:
	The Fund calculates its net asset value and completes orders to purchase, exchange or repurchase its shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

     Investments in securities traded on major exchanges are valued at the last quoted sales price on that exchange where such securities are primarily traded. Securities traded in the over-the-counter market are valued at the last sales price. Over-the-counter and listed securities that have not been traded on a certain day are valued at the average between the last bid and asked price. If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's Board of Directors. Debt securities are valued in accordance with the procedures above. Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less, or at market value if maturity is greater than 60 days.

Security Transactions and Related Investment Income:
     Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income.

Estimates:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes:
	It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue
Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $90,807 which expires in 2003.

CENTURION T.A.A. FUND, INC.
NOTES TO  FINANCIAL STATEMENTS
                                     (Continued)

Distributions to Shareholders:
	Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

Restricited Securities:
	The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Cash Deposits:
     At December 31, 1996 the Fund had cash on deposit at one financial institution of $565,213. Thus, all cash amounts over the maximum Federal
Deposit Insurance Corporation coverage are not insured. From time to time, the Fund evaluates the credit worthiness of the financial institution and considers alternatives.



NOTE 2 - NET ASSETS

     At December 31, 1996, net assets consisted of:

       Net proceeds from capital stock                    		$10,253,125
       Unrealized depreciation of securities               	    (93,065)
       Unrealized appreciation of securities sold short          11,068
       Unrealized depreciation of covered call options written  (14,030)
       Excess distributions over accumulated net income        (327,575)
	 Undistributed net realized loss from securities
	 transactions							   (135,400)
                                                              ----------
                                                             $ 9,694,123
                                                              ==========

NOTE 3 - COVERED CALL OPTIONS WRITTEN

     As of December 31, 1996, portfolio securities valued at $1,763,488 were held by the custodian in connection with covered call options written by the Fund.

NOTE 4 - PAYMENTS TO RELATED PARTIES

	Centurion Counsel, Inc. ("Centurion") is the Fund's investment manager.
The Fund pays investment management fees to Centurion at the annualized rate of 1.00% on the first $200 million of average daily net assets of the Fund, 0.85%
on the next $200 million, 0.80% on the next $200 million, 0.75% on the next $200 million, 0.60% on the next $200 million and 0.50% on amounts over $1 billion.
These fees are computed daily and paid quarterly and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed 3.625% based on the average total net asset value of the Fund.
During the year ended December 31, 1996 Centurion received investment management fees of $60,766 and was not required to waive any of the fee.

	Centurion Institutional Services, Inc. ("CISI"), an affiliate of Centurion, serves as the Fund's distributor.  The Fund offers Class A, Class B, Class C and
Class D shares for purchase.

	Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. CISI collects the sales charges imposed on the sale of Class A shares, and reallows a portion of such charges to dealers who sold the shares.
During the year ended December 31, 1996 no shares of Class A shares were sold and, accordingly, CISI did not retain any such charges. CISI also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

	Class B shares are not subject to initial sales charges. When Class B shares are sold, CISI from its own resources pays commissions to dealers who sell these shares. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSC") upon redemption, in accordance with the Fund's current prospectus. During the year ended December 31, 1996 no shares of Class B shares were sold and, accordingly, CISI did not collect any CDSC charges. In addition, CISI makes ongoing share-holder servicing and trail commission payments to dealers whose clients hold
Class B Shares.

	Class D shares are not subject to initial sales charges, CDSC, service fees or distribution fees. These shares are only available to Advisor professionals and eligible employees of the Fund, Centurion and its affiliates or service organizations.

	Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of
Directors has adopted separate plans of distribution with respect to the Fund's
Class A shares ("Class A Plan"), Class B shares ("Class B Plan"), and Class C shares ("Class C Plan"), pursuant to which the Fund reimburses CISI for a portion of its shareholder servicing and distribution expenses. Under Class
A Plan, the Fund may pay CISI a service fee at the annualized rate of up to
 .025% of the average daily net assets of the Fund's Class A shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts.

	Pursuant to the Fund's Class B Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for CISI's expenditures incurred in servicing and main-taining shareholder accounts, and may pay CISI a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's
Class B shares for CISI's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

	Pursuant to the Fund's Class C Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class C shares for CISI's expenditures incurred in servicing and main-taining shareholder accounts, and may pay CISI a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's
Class C shares for CISI's expenditures incurred in providing services as distributor. Expenses incurred under the Class C Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect. During the year ended December 31, 1996, CISI received servicing and distribution fees from the Fund of $60,193 pursuant to the Class C Plan.

	CISI also executes some of the Fund's portfolio transactions. During the year ended December 31, 1996, CISI received commissions of $16,538 from the Fund for this service.

	Centurion Group, Inc. ("CGI"), an affiliate of Centurion and CISI, is the administrator and transfer agent of the Fund. CGI is paid an account maintenance fee of $0.75 per account per month, a customer statement fee of $50 per 1,000 statements and other miscellaneous charges and expenses.
During the year ended December 31, 1996, CGI received transfer fees of $3,417 from the Fund.

	CGI is also the accounting agent for the Fund. The monthly fee for these services paid to CGI is 0.15% of the Fund's average daily net assets with a minimum fee of $18,000 per year. During the year ended December 31, 1996, CGI received accounting fees of $18,000 from the Fund.

	The Fund pays each of its Directors who is not an employee, officer or director of Centurion or any affiliate $250 for each meeting of the Board or any committee thereof attended by the Director. In addition the Fund pays each Director's expenses to attend the meetings.

CENTURION T.A.A. FUND, INC.
NOTES TO  FINANCIAL STATEMENTS
                    (Continued)


NOTE 5 - CAPITAL SHARE TRANSACTION

     As of December 31, 1996, there were 100,000,000 shares of the Company's common stock authorized, at $0.01 par value. Transactions in capital stock of the Fund for the year ended December 31, 1996 were as follows:




	                     	1996				           1995
				                Shares    Amount	   Shares	    Amount

Shares sold		 	    1,800,452	$6,424,359		198,030	$4,283,465
Shares issued in
reinvestment of
dividends       			      983	     3,597

              	 			1,801,435	 6,427,956		198,030	 4,283,465
Shares redeeme d 		  344,840	 1,212,546		128,322	   413,054

Net Increase    		 1,456,595	$5,215,410		 69,708	$3,870,411


NOTE 6 - INVESTMENT TRANSACTIONS

	Purchases and sales of investment securities (excluding short-term securities) were $12,077,197 and $8,173,439, respectively. Net gain on investments for the year ended December 31, 1996 was $160,133. That amount represents the net increase in value of investment held during the year.
The components are a follows:

		Long transactions		            	$166,895
		Short sale transactions		         23,866
		Covered call options written	    (30,628)
 					                           	---------
	 						                           $160,133

	As of December 31, 1996, the unrealized appreciation on investments consists of gross unrealized gains of $514,718 and gross unrealized losses of $607,784.

NOTE 7 - PER SHARE INFORMATION

	Selected data for each share of capital stock outstanding throughout the period is as follows:



<TABLE
            		       	   Year Ended December 31,

        					                       Class D
          			                      	12/9/96
					                              	Through    Class C Shares
                              						12/31/96 1996 1995 1994  1993  1992
Per Share Operating Performance:
Net asset value, beginning of period  3.46   3.34 3.43  4.55  4.96  5.17

INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income            0.00  -0.03 -0.05 -0.18 -0.21 -0.03
     Net Gains or (Losses) on Securities
       (Both Realized and Unrealized) 0.05   0.20 -0.04 -0.94 -0.20 -0.18

Total From Investment OperationsNote  0.05   0.17 -0.09 -1.12 -0.41 -0.21

LESS DISTRIBUTIONS
Dividends from Net Investment Income  0.00   0.00  0.00  0.00 0.00   0.00
Distributions from Capital Gains      0.00   0.00  0.00  0.00 0.00   0.00

Returns of Capital Total Distributions0.00   0.00  0.00  0.00 0.00   0.00

Net Asset Value, End of Period      $,3.51 $,3.51 $,3.34$,3.43$,4.55,$4.96
     TOTAL RETURN                     5.16%  5.16%-2.62%-28.01%-12.39%-8.38%

     RATIOS AND SUPPLEMENTAL DATA

Net Assets, End of Period
($000 Omitted)                   $,1,839   $,7,855  $4,370$,452 $ ,757
Ratio to net assets
Expenses,before waiver of fees     2.13%(d)  3.54%   4.82%9.04% 6.19%
Expenses,after waiver of fees      2.13%(d)  3.54%   3.53%6.00% 5.19%
Net investment income              0.00%(d) -0.43%   0.17%-4.78%-4.50%
Portfolio Turnover Rate           129.2%    129.2%  57.20%148.21%143.11%
Number of Shares Outstanding
at End of Period (000 Omitted)       524     2,241   1,309  132   166

INDEPENDENT AUDITOR'S REPORT

Board of Directors and Shareholders
Centurion T.A.A. Fund, Inc.
(formerly Excel Value Fund, Inc.)

We have audited the accompanying statement of assets and liabilities of Centurion T.A.A. Fund, Inc., including the statement of investments and covered call options written, as of December 31, 1996, and the related statement of operations for the year ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for the five years then ended. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates mady by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis in our opinion.

In our opinion, the financial statements and selected per shara data and ratios referred to above present fairly, in all material respects, the financial position of Centurion T.A.A. Fund, Inc., as of December 31, 1996, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended, and the selected per share data and ratios for the five years then ended in conformity with generally accepted accounting principles.

Squire & Co.

February 6, 1997
Poway, California



Investment Advisor                              Board of Directors
  Centurion Counsel, Inc.                        Carol Ann Freeland
  11545 W. Bernardo Court, #100                  Richard E. Hall
  San Diego, CA 92127                            Jack K. Heilbron
                                                 Russell W. Ketron
                                                 Doug Werner

Distributor                                     Officers
 Centurion Institutional Services, Inc.          Jack K. Heilbron
 11545 W. Bernardo Court, #100                   Chief Executive Officer
 San Diego, CA 92127                             Chief Investment Officer

                                                 Kenneth W. Elsberry
                                                 President
Shareholder                                      Chief Financial Officer
Servicing Agent
 Centurion Group, Inc.                           Mary R. Limoges
 11545 W. Bernardo Court, #100                   Secretary
 San Diego, CA 92127

                                                 Portfolio Manager
Auditors                                         Jack K. Heilbron
 Squire & Co.
 1205 Prospect St., Ste. 400
 La Jolla, CA 92037

Legal Counsel
 Bruce J. Rushall, Esq.
 Rushall & McGeever
 2111 Palomar Airport Road #200
 Carlsbad, CA 92009




CENTURION T.A.A. FUND, INC.
11545 West Bernardo Court #100
San Diego, CA 92127
(619) 673-8536


**A prospectus may be obtained by contacting a Financial Consultant at Centurion Institutional Services, Inc. The prospectus containing more complete information should be read carefully before making an investment in Centurion T.A.A. Fund, Inc.
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